UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 26, 2004

CABOT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-5667	04-2271897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
(Address of principal executive offices) (Zip Code)

(617) 345-0100
(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBIT
Press Release dated July 26, 2004

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

99.1	— Press release issued by Cabot Corporation on July 26, 2004.

Item 12.    Results of Operations and Financial Condition.

     On July 26, 2004, Cabot Corporation issued a press release, dated July 26, 2004, announcing its operating results for the third quarter of fiscal year 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

	By:	/s/ David J. Elliott

Name: David J. Elliott Title: Controller
Date: July 26, 2004

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INDEX TO EXHIBIT

Exhibit
Number	Title

99.1	Press release issued by Cabot Corporation on July 26, 2004.

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